Ministry of Employment and Investment Energy and Minerals Division Mineral Titles Branch	EVENT NUMBER: __________________________ OFFICE USE ONLY

Mineral Tenure Act SECTION 57 & 58
RECORDING STAMP

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: ☒ Mineral ☐ Placer

MINING DIVISION: KAMLOOPS

SELLER		PURCHASER

I, Lorrie Ann Archibald		GREENLITE VENTURES INC.
(Full Name)		(Full Name)

1745 Larkhall Crescent, British Columbia		810 PEACE PORTAL DRIVE
(Mailing Address)		(Mailing Address)

VANCOUVER	BC	BLAINE	WA
(City)	(Province)	(City)	(Province)

V7H 2Z3		98230	(360) 332-3300
(Postal Code)	(Telephone)	(Postal Code)	(Telephone)

Client Number: ___________________________________________		Client Number: ___________________________________________

For and in consideration of the sum of                                 TEN                                                   dollars        ( $          10.00            )       paid to me, do hereby sell the interest as specified below in the following mineral titles:

		PERCENTAGE OF
CLAIM NAME OR LEASE TYPE	TENURE NUMBER	TITLE BEING SOLD
MAGNOLIA 1	392905	100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

(Date)

/s/ Logan Anderson	/s/ Lorrie Ann Archibald
(Signature of Witness)	(Signature of Seller)*

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.

MTL 115 Rev. 97/03